Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

Note 9 - Income Taxes

The actual income tax provision differs from the expected income tax provision computed at the federal statutory rate as follows:

	December 31,
	2012	2011	2010
Statutory federal tax benefit	$(1,604,648)	$(1,291,175)	$(11,848,754)
State income tax, net of federal benefit	(19,918)	(232,489)	(1,284,265)
Other permanent differences	4,975	22,101	607,981
Foreign rate differential	(80,292)	(50,173)	2,492,478
Rate change	388,656	-	-
Lobbying costs	122,204	-	-
Write-off of expired/forfeited options and conversion of notes	193,605	391,826	3,071,189
Canada transfer pricing and expiring attributes	-	(8,965,832)	-
Expiration (reversal of expiration) of net operating losses	-	(4,745,271)	5,053,927
Other	1,393,366	732,322	309,840
Subtotal	397,948	(14,138,691)	(1,597,604)
Decrease (increase) in valuation allowance	(202,451)	14,138,691	1,597,604
Income tax expense	$195,497	$-	$-

Our net deferred tax assets consisted of the following:

	December 31,
	2012	2011
Net operating loss carry forwards	$58,334,073	$62,873,360
Fixed assets/intangibles	114,826	49,389
Research and development credits/loss carry forwards	3,278,995	3,291,651
Stock based compensation	3,047,573	2,611,770
Accrued expenses and other	2,789,776	1,368,036
Total deferred tax assets	67,565,243	70,194,206
Deferred tax liabilities:
Intercompany bad debt	(3,978,944)	(6,209,959)
Total deferred tax liabilities	(3,978,944)	(6,209,959)
Net deferred tax assets	63,586,299	63,984,247
Less: valuation allowance	(63,781,796)	(63,984,247)
Net deferred tax assets	$(195,497)	$-

For the years ended December 31, 2012 and 2011, we increased the valuation allowance to fully reserve for the value of deferred tax assets. Due to continued operating losses, there is no indication that it is more likely than not that we will be able to utilize our deferred tax assets. As such, there have been no recoveries of previously recorded valuation allowances in 2012 or 2011.

The U.S. federal net operating loss carry forwards of approximately $134.3 million will begin to expire in various years beginning in 2021. Under Section 382 of the U.S. Internal Revenue Code, the Company's net operating loss carry forwards may be limited due to underlying ownership of its common stock. The Canadian federal net operating loss carry forwards of approximately $3.6 million will begin to expire in 2030. The Quebec Provincial net operating loss carry forwards of approximately $3.6 million will begin to expire in 2030. The UK net operating loss carry forwards of approximately $19.6 million have an unlimited life.

In assessing the realizability of deferred tax assets, we consider whether it is more likely than not that some or all of the deferred tax asset will not be realized. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income during the periods in which the net operating loss carry forwards are available. We consider projected future taxable income, the scheduled reversal of deferred tax liabilities and available tax planning strategies that can be implemented by us in making this assessment on a jurisdiction-by-jurisdiction basis. Based upon these factors, we have established a full valuation allowance against the net deferred tax asset in 2012, consistent with 2011. The Company has a deferred tax liability related to tax deductible goodwill. The scheduled reversal of this deferred tax liability is not determinable. As such, that deferred tax liability cannot be used as a source of future taxable income with which to realize the deferred tax assets. The cumulative amount of this deferred tax liability is $195,497.

We have analyzed tax positions in all jurisdictions where the Company is required to file an income tax return and have concluded that we do not have any material unrecognized tax benefits. As such, we believe that any of our uncertain tax positions would not result in adjustments to our effective income tax rate.